SUBSCRIPTION, LOAN AND RIGHTS AGREEMENT

SAYSWAP, INC.

THIS SUBSCRIPTION, LOAN AND RIGHTS AGREEMENT (this “Agreement”) dated as of June 8, 2007 by and between SAYSWAP, INC., a Delaware corporation (the “Company”), and DIGITALFX INTERNATIONAL, INC., a Florida corporation (“DFXN”).
1.  LOAN AND PROMISSORY NOTE. Subject to the terms and conditions of this Agreement, on the Closing Date DFXN agrees to make a secured term loan (the “Loan”) to the Company in the amount of Two Hundred Twenty-Five Thousand Dollars and No One-Hundredths ($225,000.00)(the “Loan Amount”). The Loan shall be evidenced by a senior secured convertible promissory note executed by the Company (the “Senior Secured Promissory Note”) in substantially the form of Exhibit A attached hereto, dated the Closing Date, payable to DFXN in a principal amount equal to the Loan Amount.

DFXN agrees to transfer the Loan Amount to the Company on the Closing Date, pursuant to the following wire transfer instructions:

U.S. Bank
Minneapolis, Minnesota
Transit Number 091000022
Account Number 104776558009

For the account of:

SaySwap, Inc.
7038 Balsam Lane North
Minneapolis, Minnesota 55369

2. WARRANTS. DFXN hereby subscribes for and agrees to purchase from the Company, on the Closing Date, for a purchase price equal to $1.00 and the mutual promises contained herein, a warrant or warrants (the “Warrants”) to purchase an aggregate of Twenty-Six and One-Tenth (26.1) shares (as adjusted) of the fully paid and nonassessable Common Stock, no par value per share, of the Company, at a purchase price per share initially equal to $3,831.42, which warrants shall expire at 5:00 P.M., Eastern Time, on May 31, 2010, subject to the provisions and upon the terms and conditions therein set forth. The Warrants shall be in substantially the form of Exhibit B attached hereto. On the Closing Date the Company will issue the Warrants to DFXN.

3. REPRESENTATIONS AND WARRANTIES.

3.1 Representations and Warranties of the Company. In order to induce DFXN to execute and deliver this Agreement, the Company represents, warrants, and covenants to DFXN as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized to transact business as a foreign corporation in the State of Minnesota. The Company has full power and authority to own its properties and to carry on its business as currently conducted.

(b) The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby shall be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company shall make all filings required to qualify for such exemptions. No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company. No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Agreement is required which has not been given or obtained.

(c) The Company has the requisite power and authority to execute and deliver this Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby. Upon the execution of this Agreement by both parties, this Agreement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(d) The Company has reserved sufficient conversion shares (the
“Conversion Shares”) and warrant shares (the “Warrant Shares”) for conversion of the Senior Secured Promissory Note and the exercise of the Warrants, respectively.

(e) The Conversion Shares and Warrant Shares underlying the Senior Secured Promissory Note and the Warrants to be issued to DFXN pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, in each case, shall be duly authorized, validly issued, fully paid and non-assessable.

(f) The Company has no subsidiaries.

(g) The execution, delivery and performance by the Company of this Agreement, the Senior Secured Promissory Note and the Warrants (collectively, the “Transaction Documents”) and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action of the Company. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby do not:

(i) violate any provision of the certificate of incorporation or bylaws (or similar organizational documents) of the Company;

(ii) result in: (A) a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any material contract to which the Company is a party or by which any of the properties or assets of the Company may be bound or otherwise subject; or (B) in the creation or imposition of any Lien upon any of the properties or assets of the Company; or

(iii) contravene or violate any Law applicable to the Company or its properties or assets.

  (h) As of the Closing, the issued and outstanding capital stock of the Company will consist of 1,333.3 shares of Common Stock, and the capitalization shall be as indicated on Schedule 3.1(h). As of the Closing of the transactions contemplated herein, except for the Warrants and the Senior Secured Promissory Note, as contemplated by this Agreement, and except as set forth on Schedule 3.1(h), there are no (i) outstanding options, warrants, preemptive rights, participation rights, antidilution provisions or other rights to acquire or subscribe to, or calls or commitments of any character whatsoever to which the Company is a party or may be bound, requiring the issuance or sale of shares of any class of capital stock or other equity securities of the Company or securities or rights convertible into or exchangeable for such shares or other equity securities, or (ii) contracts, commitments, understandings or arrangements for which the Company is or may become bound to issue additional shares of its capital stock or other equity securities or options, warrants or rights to acquire or subscribe to any additional shares of any class of its capital stock or other equity securities or securities convertible into or exchangeable for such shares or other equity securities. None of the Company’ capital stock has been issued or will be issued in connection with the transactions contemplated by this Agreement in violation of any preemptive right.

(i) Except for expense reimbursements or payments to employees, officers or directors in the ordinary course of business and except as set forth on Schedule 3.1(i) hereto, (i) the Company is not indebted to any of its officers, directors, or shareholders or to Affiliates of such Persons or members of their respective families; (ii) none of such officers, directors or shareholders, or any of their Affiliates or members of their families, are indebted to the Company; and (iii) no officer, director, shareholder, or any Affiliates of such Person or member of such Persons’ families, is a party to any material Contract with the Company.

(j) The Company neither owns nor leases any real property.

(k) There is no pending or, to the knowledge of the Company, threatened audit, investigation, proceeding or claim respecting any Tax for which the Company is or may be liable or which relates to the income, assets or operations of the Company and no such audit, investigation, proceeding or claim has been conducted or is ongoing.

(l) Other than the Senior Secured Promissory Note, Borrower has no material liability or obligation, absolute or contingent (individually or in the aggregate) except as set forth on Schedule 3.1(i) hereto.

(m) The Company owns, or is licensed to use, on the Effective Date, and will own, or be licensed to use, on the Closing Date, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business (the “Intellectual Property”), and the use thereof by the Company does not, to the Company’s knowledge, infringe upon the rights of any other entity or person. To the Company’s knowledge, there are no liens or other encumbrances against the Intellectual Property. Except as listed on Schedule 3.1(n), neither the Company nor any other entity or person is currently a party to any agreement pursuant to which the Company has granted to any third party any right in and to any of the Intellectual Property for any purpose whatsoever. To the Company’s knowledge, there are no adverse claims in existence with respect to any of the Intellectual Property. The Company is not in default or breach of the license agreements pursuant to which rights have been granted to the Company to use Intellectual Property, and, to the Company’s knowledge, there exists no state of facts which after notice or lapse of time or both would constitute such a default or breach, and all such license agreements are still in full force and effect.

(n) There is no pending or, to the knowledge of the Company, threatened litigation or proceeding: (a) that has been commenced by or against the Company or any part of its business, operations, properties or assets; or (b) that challenges or seeks to alter or materially delay the transactions contemplated hereby and, to the knowledge of the Company, there exists no basis for any such Proceeding.

(o) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Company to DFXN in connection with the negotiation, preparation or delivery of the Transaction Documents or included in or delivered pursuant to any Transaction Document, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements in any Transaction Document, in light of the circumstances under which they were made, not misleading. All written information furnished by or on behalf of the Company or any of its Subsidiaries to DFXN in connection with the Transaction Documents and the transactions contemplated by the Transaction Documents will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Company that could have a material adverse effect on the Company that has not been disclosed in the Transaction Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to DFXN for use in connection with the transactions contemplated by the Transaction Documents. DFXN acknowledges receipt by it of the disclaimers set forth in Schedule 3.1(o), which disclaimers have been previously provided by the Company to DFXN.

(p) The Company has not employed any broker, agent or finder other than Craig-Hallum, or agreed to incur any liability for any brokerage fees, agents’ commissions or finders’ fees in connection with the transactions contemplated hereby, except as otherwise disclosed herein.

3.2 Representations and Warranties of DFXN. In order to induce the Company to execute and deliver this Agreement, DFXN represents, warrants, and covenants to the Company as follows:

(a) DFXN is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is duly authorized to transact business as a foreign corporation in the State of Nevada.

(b) DFXN has the requisite power and authority to execute and deliver this Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby. Upon the execution of this Agreement by both parties, this Agreement will be a valid, legal and binding obligation of DFXN enforceable against DFXN in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(c) the Senior Secured Promissory Note and the Warrants to be issued to DFXN pursuant to this Agreement, and the Conversion Shares and the Warrant Shares will be acquired for DFXN’s own account, and not as a nominee or agent, and not with a view to distribution of any part thereof, and DFXN has no present intention of selling, granting participation in, or otherwise distributing the same;

(d) DFXN understands that neither the Senior Secured Promissory Note and the Warrants to be issued to DFXN pursuant to this Agreement, nor the Conversion Shares or the Warrant Shares have been registered under the Securities Act of 1933 (the “1933 Act”) or any state’s securities laws by reason of reliance upon certain exemptions therefrom and that the Company has no obligation or intention to register the offering of the Warrant Shares, the Conversion Shares or any future offering of the Company’s securities under the Act or any state act or to file the reports which would enable DFXN to sell the Warrant Shares and/or the Conversion Shares under the 1933 Act, and that the reliance of the Company on such exemptions is predicated upon, among other things, the bona fide nature of DFXN’s investment intent as expressed herein; and

(e) DFXN is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, has sufficient knowledge and experience in financial and business matters that DFXN is capable of evaluating the merits and risks of the transactions contemplated herein, and DFXN understands that the purchase of the Warrant Shares and/or the Conversion Shares is a speculative investment and involves a high degree of economic risk.

(f) DFXN has been given full access to information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information necessary to make an informed investment decision.

(g) DFXN understands and agrees that a legend will be placed on the certificates representing the Warrant Shares and/or the Conversion Shares containing substantially the following language and that any transfer of the Warrant Shares and/or the Conversion Shares is subject to the terms of this legend:

“No registration statement as to the shares of common stock represented by this certificate has been filed pursuant to the Securities Act of 1933 with the Securities and Exchange Commission or pursuant to any applicable state statue. These shares, accordingly, may not be sold, transferred, or otherwise disposed of for value unless and until a registration statement including these shares has been filed with the Securities and Exchange Commission and any applicable state authority including, but not limited to, the State of Delaware and has become effective or until the holder of said shares has obtained an opinion from counsel satisfactory to the issuer of these shares to the effect that such registration is not required.

Furthermore, the shares represented by this stock certificate are subject to the provisions of a Shareholders Agreement, a copy of which is on file with the Secretary of the Company at its registered office.”

3.3 Indemnification; Survival.

(a) Indemnification.

(i) The Company shall hold harmless, defend and indemnify DFXN and each of DFXN’s agents, officers, directors, managing members and Affiliates in their respective capacities as such from and against any losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and disbursements) suffered or incurred by it arising out of or in connection with this agreement or the transactions contemplated hereby, based upon or resulting from: (i) the failure of any representation or warranty made by the Company to be true and correct on the date hereof and at the Closing Date; and (ii) the Company’s failure to perform or to comply with any covenant or agreement to be performed or complied with hereunder.

(ii) DFXN shall hold harmless, defend and indemnify the Company and each of the Company’s agents, officers, directors, members and Affiliates in their respective capacities as such from and against any losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and disbursements) suffered or incurred by it arising out of or in connection with this agreement or the transactions contemplated hereby, based upon or resulting from: (i) the failure of any representation or warranty made by DFXN to be true and correct on the date hereof and at the Closing Date; and (ii) DFXN’s failure to perform or to comply with any covenant or agreement to be performed or complied with hereunder.

(iii) In no event shall the aggregate indemnity obligation of any indemnifying party under this Section 3.3(a) exceed the Loan Amount. An indemnifying party shall make payments of all amounts required to be made pursuant to this Section 3.3(a) to, or for the account of, the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

(iv) Any Person entitled to indemnification under this Section 3.3(a) will: (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) permit such indemnifying party to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party, to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). If the indemnifying party elects to assume the defense of a claim, it shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the indemnifying party’s election to assume the defense of a claim, the indemnified party shall have a right to employ separate counsel, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that (x) there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or (y) a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (and one local counsel) for all parties indemnified by such indemnifying party with respect to such claim. If the failure of any Person to give prompt notice to one indemnifying party of any claim with respect to which it seeks indemnification materially prejudices such indemnifying party, such indemnifying party shall be relieved of its obligation to indemnify such Person to the extent such indemnifying party has been prejudiced.

(b) Survival of Representations. The representations and warranties of the parties shall survive the execution and delivery of this Agreement and the Closing until such time as the Senior Secured Promissory note is satisfied.

4. REGISTRATION RIGHTS.

DFXN shall have the registration rights set forth in this Section 4 with respect to the Warrant Shares and the Conversion Shares.

(a) If the Company files a registration statement with the SEC to register the resale of its common stock under the 1933 Act (the “Common Stock”), then DFXN has the right to demand the inclusion of the Conversion Shares and the Warrant Shares (which are hereinafter collectively referred to in this Section 4 as the “Registrable Securities”) in the registration statement within twenty (20) days of receipt of the Company’s notice of intention to effect such a registration and DFXN shall specify therein the number of Registrable Securities DFXN desires to register for sale. In addition, the Company shall use its best efforts to cause such registration statement to become effective as soon as practicable after the date of such initial filing. DFXN shall have unlimited rights to make such demand with respect to any offering by the Company other than the Company’s initial offering to the public generally, employee plan registrations, Rule 145 transactions, a registration on a form that that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, and registrations in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities also being registered).

(b) In addition to the covenants set forth in Section 4(a), the Company shall:

(i) cause any registration statement with respect to the Registrable Securities to remain effective for the earliest of (A) the second anniversary of the date the registration statement has been declared effective, (B) such time as all of the Registrable Securities issued or issuable hereunder can be sold by DFXN immediately without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act (“Rule 144”) and (C) the date all of the Registrable Securities issued shall have been sold by DFXN (such period, the “Registration Period”);

(ii) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the applicable period in accordance with the provisions of Section 4(b)(i) above;

(iii) furnish to DFXN such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such holder may reasonably request in order to facilitate the public offering of DFXN’s securities;

(iv) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as DFXN may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(v) notify DFXN, promptly after it shall receive notice thereof, of the time when such registration statement or a supplement to any prospectus forming a part of such registration statement has become effective;

(vi) notify DFXN promptly of any request by the Staff of the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(vii) prepare and file with the SEC any amendments or supplements to such registration statement or prospectus which is required under the 1933 Act or the rules and regulations promulgated thereunder in connection with the distribution of the Registrable Securities by DFXN;

(viii) prepare and promptly file with the SEC and promptly notify DFXN of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectuses then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(ix) advise DFXN promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Division of Enforcement of the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(x) indemnify and hold harmless DFXN against any and all losses, claims, damages or liabilities to which DFXN shall become subject, under the 1933 Act or otherwise, that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the effective registration statement or any prospectus that forms a part thereof or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements there in not misleading; provided, however, that no such indemnification shall be available to DFXN (and DFXN shall indemnify and hold harmless the Company) with respect to, and to the extent there is liability attributable to, written information provided by DFXN to the Company for use in such registration statement or prospectus thereunder or any amendment or supplement thereto, or any related preliminary prospectus; and

(xi) cause its executive officers to cooperate in good faith with any managing underwriter in connection with taking all actions reasonably necessary to successfully consummate the public offering, including but not limited to, active participation at so-called “road shows” to the extent requested by the managing underwriter, and using best efforts to obtain as high a valuation of the Company as possible.

(c) (i) All fees, costs and expenses of and incidental to the registration of Registrable Securities, shall be borne by the Company; provided, however, that DFXN shall bear its pro rata share of the underwriting discount, if any, and commissions and transfer taxes, and any professional fees or costs of accounting, financial or legal advisors to any of DFXN.

(ii) The fees, costs and expense of registration to be borne by the Company as provided in Section 4(c)(i) above shall include, without limitation, all registration, filing fees, exchange or market listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified.

(d) The registration rights granted by this Section 4 shall be subject to the following conditions and limitations:

(i) If the managing underwriter or underwriters of any proposed public offering advises the Company that the total amount of Registrable Securities is sufficiently large to adversely affect the success of such proposed public offering, then the amount of securities to be offered for the account of DFXN shall be reduced pro rata, based upon the aggregate number of securities to be offered for the accounts of all of the holders of Registrable Securities (except the Company) intended to be included in such offering and the number of securities to be offered for the account of DFXN, to the extent necessary to reduce the total amount of securities to be included in such proposed public offering to the amount recommended by such managing underwriter or underwriters before the securities of the Company are so reduced.

(ii) The price at which the Registrable Securities are offered to the public shall be the same as the price at which the Common Stock then registered is offered to the public.

(iii) The Company shall have the right to withdraw or postpone a registration statement referred to in this Section 4 at any time before it becomes effective without obligation to DFXN, provided that the Company’s obligations under this Section 4 shall remain effective.

(e) In the case of (i) the Company’s initial public offering and (ii) any underwritten offering of Common Stock within three (3) years after the effective date of such initial public offering, DFXN agrees not to effect any public sale or distribution of Registrable Securities except as part of such offering during the period beginning 7 days prior to the closing date of such underwritten offering and ending 180 days after such closing date (or such shorter period as may be requested by the managing underwriter or underwriters). The Company may impose stop-transfer restrictions in order to enforce the foregoing.

(f) The rights of DFXN to request registration or inclusion of Registrable Securities in any registration pursuant to Section 4 shall terminate upon the earliest to occur of:

(i) the consummation of a sale, transfer or other disposition, in a single transaction or series of related transactions, by the Company of all or substantially all its assets or the merger or consolidation of the Company with or into another company in which the stockholders of the Company own less than 50% of the voting securities of the surviving entity;

(ii) the dissolution or winding up of the Company;

(iii) when all of DFXN’s Registrable Securities could be sold within a three month period in compliance with Rule 144; and

(iv) the date upon which DFXN ceases to own any Registrable Securities.

5. APPROVAL RIGHTS. So long as any amount of the Company’s obligations under the Senior Secured Promissory Note, including principal and accrued interest, remains unpaid, the Company shall not require DFXN’s approval to obtain additional financing through the issuance of equity securities or securities convertible into equity securities; provided that Company shall require the written consent of DFXN before issuing any additional debt that is pari passu or senior to the security of the Senior Secured Promissory Note. Notwithstanding the foregoing, without the approval of DFXN, Live Universe may invest up to $200,000 in convertible secured notes having the same terms as the Senior Secured Promissory Note issued to DFXN, and, without the approval of DFXN, the Company may raise an additional aggregate amount of up to $200,000 from Cottle Properties and/or K5 Leisure Products, Inc. or one of their nominees, through the issuance of convertible secured notes having the same terms as the Senior Secured Promissory Note issued to DFXN.

6. ADDITIONAL AGREEMENTS.

(a) The Company agrees that upon the closing of the transactions contemplated herein, it will use its reasonable commercial efforts to secure a Qualified Financing, defined as an amount of at least $2,500,000.

(b) The Company agrees to enter into a private label program with DFXN for the Company’s game trading platform. This will be subject to the Company’s “White Label Share of Revenue Agreement.” The Company shall have the option to integrate DFXN video features into its game trading sites subject to applicability to the Company’s format and any technology constraints. The Company and DFXN will discuss alternate methods of assisting each other to monetize their respective assets.

7. AGENT. The Parties agree that the Company will pay Craig-Hallum a fee of $25,000 at closing of the issuance of the Senior Secured Promissory Note to DFXN.  The Company has signed an exclusive engagement with Craig-Hallum to which Craig-Hallum shall serve as agent in a private placement of the Company’s securities or a sale of the Company.

8. NOTICE PROVISIONS. Any and all notices, demands or requests required or permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section 8, together with copies thereof as follows:

In the case of the Company to:	SaySwap, Inc.
7038 Balsam Lane North
Minneapolis, Minnesota 55369
Attn: Mickey Elfenbein

with a copy to:	Soffer Charbonnet Law Group
8500 Normandale Lake Bl., Ste. 960
Minneapolis, Minnesota 55437
Attn: Stephen Charbonnet, Esq.

In the case of DFXN, to:	DigitalFX International, Inc.
3035 East Patrick Land, Suite #9
Las Vegas, Nevada 89120
Attn: Craig Ellins

with a copy to:	Jeanne Drewsen, Esq.
Attorney at Law
250 Mercer Street, C505
New York, New York 10012

Notice given as provided in this Section shall be deemed effective: (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

9. MISCELLANEOUS.

(a) The rights under this Agreement may be assigned (but only with all related obligations) by DFXN to a transferee of Registrable Securities that (i) is a subsidiary, affiliate or stockholder of DFXN; (ii) is not a competitor of the Company, as “competitor” is defined by the Company at the time of such assignment; or (iii) after such transfer, holds all of the Registrable Securities previously held by DFXN (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 4(e). The terms and conditions of this Agreement shall inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

(b) This Note shall be governed and construed in accordance with the laws of the defendant’s Home State, as applicable, in any action arising in connection herewith regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The Company and DFXN each irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the defendant’s Home State, as applicable, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. For purposes of this Agreement, “Home State” shall mean the State of Minnesota with respect to the Company and the State of Nevada with respect to the Holder and shall include, for purposes of jurisdiction, Hennepin County with respect to the Company and Clark County with respect to the Holder.

(c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and DFXN; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(f) In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

(g) This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

(h) No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

* * *

IN WITNESS WHEREOF, the undersigned has executed this Subscription, Loan and Rights Agreement on this 8th day of June, 2007.

DIGITAL FX INTERNATIONAL, INC.

By:	/s/ Craig Ellins
Craig Ellins
President

SAYSWAP, INC.

By:	/s/ Mickey Elfenbein
Mickey Elfenbein
President

EXHIBIT A

SENIOR SECURED PROMISSORY NOTE

EXHIBIT B

WARRANT